UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 20, 2004

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02 Results of Operations and Financial Condition

          See Item 7.01, below.

Item 7.01. Regulation FD Disclosure.

     On October 20, 2004, Waste Connections, Inc. issued a press release announcing its third quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  The following Exhibits are furnished herewith:

     99.1 Press release, dated October 20, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WASTE CONNECTIONS, INC.
                                                       (Registrant)

                                                  BY: /s/ Ronald J. Mittelstaedt
Date: October 20, 2004                                --------------------------
                                                      Ronald J. Mittelstaedt,
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                     DESCRIPTION
-----------                     -----------

   99.1                         Press release dated October 20, 2004, issued by
                                Waste Connections, Inc.